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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2007

ITHAKA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51362	20-2620798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Pointe Drive, 23rd Floor, Miami, Florida	333139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 532-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITHAKA ACQUISITION CORP. (“ITHAKA”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ITHAKA SECURITIES, REGARDING ITS MERGER WITH ALSIUS CORPORATION (“ALSIUS”), AS DESCRIBED IN THE CURRENT REPORTS ON FORM 8-K OF ITHAKA DATED OCTOBER 3, 2006 AND DECEMBER 6, 2006 . SUCH CURRENT REPORTS AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ITHAKA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN AUGUST 2005, IS ASSISTING ITHAKA IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. ITHAKA AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF ITHAKA STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF ITHAKA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ITHAKA’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITHAKA’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ITHAKA’S FINAL PROSPECTUS, DATED AUGUST 17, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ITHAKA OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ITHAKA ACQUISITION CORP., 100 SOUTH POINTE DRIVE, 23RD FLOOR, MIAMI, FLORIDA 33139. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 8.01 Other Events.

On April 5, 2007, Ithaka Acquisition Corp. (“Ithaka”) announced that Paul Brooke, Ithaka’s Chairman of the Board and Chief Executive Officer, and Eric Hecht, Ithaka’s President and Chief Financial Officer, have entered into a written plan to purchase an aggregate of 200,000 shares of common stock of Ithaka pursuant to Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit	Description
99.1	Press release of Ithaka Acquisition Corp. dated April 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2007

ITHAKA ACQUISITION CORP.

By:	/s/ Eric Hecht
Name:	Eric Hecht
Title:	President

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